Debt Arrangements	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt Arrangements
6.  Debt Arrangements
Line of credit
On May 13, 2024, the Company entered into the Sixth Amendment to Third Amended and Restated Loan and Security Agreement (the “Amendment”) to the existing credit facility (“Credit Facility”). The amendment extended the line of credit termination date from April 23, 2025 to April 23, 2027. The line of credit now bears an interest rate equal to the one-month
Secured Overnight Financing Rate (“SOFR”) plus an additional rate of 1.80% to 2.80% based on certain financial ratios maintained by the Company. The total amount available under the line of credit as of December 31, 2024 is $40,000. The amounts outstanding under the line of credit as of December 31, 2023 and 2024 were $9,000 and $0, respectively.
Notes Payable
Notes payable consists of the following:

(in thousands)	December 31, 2023	December 31, 2024

Term loan	$23,000	$—

Deferred financing costs, net	(31)	—

Total notes payable	22,969	—

Less current portion	(3,977)	—

Notes payable, net of current portion	$18,992	$—

Additionally, the Amendment added a new term loan of $15,000 to the Credit Facility and extended the maturity date of the existing and new term loan (collectively referred to as the “Term Loan”) to April 23, 2027. The interest rate of the Term Loan bears an interest rate equal to the one-month
SOFR plus an additional rate of 1.80% to 2.80% based on certain financial ratios maintained by the Company. Prior to the payoff discussed below, the Term Loan was payable in quarterly installments of $1,375 through March 31, 2027, with the remaining balance of the term loan due in a final lump sum payment at maturity on April 23, 2027.

On December 9, 2024, the Term Loan was paid off in full, with no future payment obligations.
The Company was in compliance with all debt covenants at December 31, 2024.